PROSPECTUS
September 29, 1995


                          INVESCO Cash Reserves Fund

   INVESCO Cash Reserves Fund (the "Fund") seeks as high a level of current income as is consistent with liquidity and safety of capital by investing in a variety of short-term money market securities. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund's shares are offered at net asset value, which is expected to be $1.00 per share. However, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   The Fund is a series of INVESCO Money Market Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate no-load money market funds, each of which represents a separate portfolio of investments.

     This Prospectus relates to shares of the Fund. Separate Prospectuses are available upon request from INVESCO Funds Group, Inc. for the Company's other two funds, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund. Additional funds may be offered in the future.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated September 29, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain a copy without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.
                                -----------

TABLE OF CONTENTS                                                         Page


ANNUAL FUND EXPENSES                                                         2

FINANCIAL HIGHLIGHTS                                                         3

PERFORMANCE DATA                                                             4

INVESTMENT OBJECTIVE AND POLICIES                                            4

THE FUND AND ITS MANAGEMENT                                                  6

HOW SHARES CAN BE PURCHASED                                                  7

SERVICES PROVIDED BY THE FUND                                                9

HOW TO REDEEM SHARES                                                        11

TAXES AND DIVIDENDS                                                         12

ADDITIONAL INFORMATION                                                      13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                                  ----------

ANNUAL FUND EXPENSES

      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses
Sales load "charge" on purchases                                        None
Sales load "charge" on reinvested dividends                             None
Redemption fees                                                         None
Exchange fees                                                           None

Annual Fund Operating Expenses(1)*
(as a percentage of average net assets)

Management Fee                                                          0.41%
12b-1 Fees                                                              None
Other Expenses                                                          0.44%
  Transfer Agency Fee(2)                              0.33%
  General Services, Administrative
    Services, Registration, Postage (3)               0.11%
Total Fund Operating Expenses                                           0.85%


     (1) Certain Fund expenses are being voluntarily absorbed by INVESCO Funds Group, Inc. ("INVESCO") in order to ensure that the Fund's total operating expenses do not exceed 0.85% of the Fund's average net assets. See "The Fund and Its Management."


     (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and auditors, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example*

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                  1 Year      3 Years     5 Years     10 Years
                  $8          $26         $45         $100

*The expense information in the above tables has been presented on a basis that assumes that the Fund's current 0.85% expense limitation had been in effect during the entire year ended May 31, 1995.

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") The Fund charges no sales load, redemption fee, or exchange fee and bears no distribution expenses. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund share outstanding throughout Each Period)
Year Ended May 31, 1995

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountants report appearing in the Fund's 1995 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown below.


                                                Period
                                         Year    Ended
                                    Ended May 31May 31                                    Year Ended January 31
                            ---------------------------------------------------------------------------------------------------
                                1995     1994    1993+     1993     1992     1991     1990     1989     1988     1987     1986

Cash Reserves Fund

PER SHARE DATA
Net Asset Value --
 Beginning of Period           $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                            ---------------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment
 Income Earned and
 Distributed to
 Shareholders                   0.05     0.03     0.01     0.03     0.05     0.07     0.08     0.07     0.06     0.06     0.07
                            ---------------------------------------------------------------------------------------------------
Net Asset Value --
 End of Period                 $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                            ===================================================================================================
TOTAL RETURN                   4.76%    2.58%   0.75%*    3.00%    5.35%    7.76%    8.79%    7.25%    6.28%    6.01%    7.76%

RATIOS
Net Assets --
 End of Period
 ($000 Omitted)             $644,341 $747,551 $490,932 $506,337 $557,708 $431,808 $396,286 $317,410 $319,216 $178,675 $205,707
Ratio of Expenses to
 Average Net Assets#           0.75%    0.81%   0.98%~    0.80%    0.83%    0.76%    0.79%    0.79%    0.82%    0.81%    0.80%
Ratio of Net Investment
 Income to Average Net
 Assets#                       4.65%    2.61%   2.26%~    2.98%    5.17%    7.49%    8.46%    7.04%    6.24%    5.86%    7.45%


+  From February 1, 1993 to May 31, 1993.

* Total return is based on operations for the period shown and, accordingly, is not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by INVESCO Funds Group for the year ended May 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.85% and ratio of net investment income to average net assets would have been 4.55%.

~  Annualized

Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

PERFORMANCE DATA

      From time to time the Fund advertises its "yield", "effective yield" and "total return" performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      "Total return" refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and other distributions, to the end of a specified period. Periods of one year, five years, and ten years are used to the extent possible.

      Statements of the Fund's total return performance are based upon investment results during a specified period and assume reinvestment of all dividends and capital gains, if any, paid during that period. Thus, a report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee, or exchange fee which would affect the total return computation.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indicators of money market performance for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indicators include the Donoghue's Money Fund Report, Bank Rate Monitor's 100 Highest Yields, the Certificate of Deposit indices, Treasury Bill indices and the Consumer Price Index. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service published by the William Donoghue Organization, Money, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. Rankings and comparisons of the Fund's performance by Donoghue will be drawn from its Taxable Funds First Tier grouping.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek as high a level of current income as is consistent with liquidity and safety of capital. While there can be no assurance that this objective will be achieved, the Fund seeks to achieve its objective through investment in a diversified portfolio of high-quality, short-term debt obligations, each of which must mature within one year from the date of purchase. Because the Fund invests in high quality, short-term debt obligations, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities that present a greater credit risk.

      The securities in which the Fund invests consist of: (1) United States Government obligations, consisting of securities issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities, such as Treasury bills, bonds, and notes, Government National Mortgage Association participation certificates, Federal Home Loan Bank securities, and Federal National Mortgage Association bonds; (2) commercial paper, limited to obligations which are rated by at least two nationally recognized statistical rating organizations ("NRSROs"), generally Standard & Poor's Rating Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), in the highest short-term rating category (A-1 by S&P and Prime-1 by Moody's), or where the obligation is rated by only one NRSRO, such obligation is rated in the highest short-term rating category, generally A-1 or Prime-1; (3) obligations of domestic banks (as described in the Statement of Additional Information) and their foreign affiliates, consisting of certificates of deposit and bankers' acceptances; and (4) corporate obligations, consisting of bonds, debentures and notes. Domestic bank and corporate obligations must be rated in one of the two highest short-term rating categories by at least two NRSROs or by one NRSRO, if the obligation has been rated by only one NRSRO. The Fund may invest in obligations that are not rated by any NRSRO if the Fund's investment adviser determines, in an analysis similar to that performed by an NRSRO in rating similar securities and issuers, that the instrument is of comparable quality to a security rated in one of the two highest short-term rating categories. The Fund will at all times invest at least 95% of its assets in securities rated in the highest short-term rating category by at least two NRSROs or by one NRSRO, if the security has been rated by only one NRSRO, or in comparable unrated securities, that the adviser determines present minimal credit risk. For a description of the relevant rating categories applicable to the Fund's investments, see Appendix A in the Statement of Additional Information.

      The Fund is subject to certain restrictions, which are set forth in the Statement of Additional Information, regarding its investments which may not be altered without the approval of the Fund's shareholders. Those restrictions include, among others, limitations with respect to the percentages of the value of its total assets that may be invested in any one issuer or in one industry. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government. In addition, the Fund's investment objective stated above is fundamental and may not be changed without a vote of the Fund's shareholders.

      The return on investment in the Fund will depend upon the interest earned by the Fund on its security holdings, after deduction of Fund expenses, and is paid to shareholders in the form of daily dividends. If interest rates increase, the value of interest-paying debt securities may decrease, and vice versa. Notwithstanding the possibility of fluctuations in values of the Fund's securities, as a result of the Fund's use of amortized cost valuation and its declaration of income dividends daily, it is expected, but cannot be assured, that the Fund's net asset value will be maintained at a constant value of $1.00 per share. Under the amortized cost valuation method, securities are valued at their cost at the time of purchase, and thereafter there is assumed a constant amortization to maturity of any discount or premium.

      Generally, the Fund intends to hold securities purchased until maturity. When in the opinion of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") it is advisable in light of prevailing market or business conditions, however, securities may be sold without regard to how long they have been held.


      The Fund may enter into repurchase agreements with respect to any of the types of obligations listed above with registered broker-dealers, registered government securities dealers, or member banks of the Federal Reserve System, which are deemed creditworthy, as described in the Statement of Additional Information. (For a description of the requirements for broker-dealers and registered government securities dealers, see the Statement of Additional Information.) Repurchase agreements, which may be considered a "loan" under the Investment Company Act of 1940 (the "1940 Act"), involve the purchase of debt securities ("collateral") with the condition that, after a stated period of time, the original seller will buy back such securities at a predetermined price or yield. The amount required to be paid to the Fund upon repurchase reflects the Fund's yield under the agreement. In the event that the original seller defaults on its obligation to repurchase the securities, the Fund could incur costs or delays in seeking to sell such securities. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. While the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Company's board of directors has established the policy that all repurchase agreements entered into by the Fund will mature in seven days or less. In no event will the Fund enter into a repurchase agreement that is not fully collateralized by either U.S. government securities or securities that are otherwise eligible for inclusion in the Fund's portfolio, which are rated in the highest rating category by at least two NRSROs, or one NRSRO if such securities are rated by only one NRSRO.

      The Fund also may place a portion of its assets in interest-bearing accounts with domestic banks meeting the criteria set forth in the Statement of Additional Information under which the Fund is free to withdraw its assets at any time without suffering any interest reduction or other penalty. One year obligations issued not more than 375 days prior to maturity will be considered as meeting the Fund's investment requirements. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will limit its portfolio investments to United States dollar-denominated instruments that are eligible for investment by the Fund under applicable Securities and Exchange Commission rules.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. The Fund was incorporated on October 14, 1975 under the laws of Colorado, and on July 1, 1993 was reorganized as a series of the Company, a Maryland corporation incorporated on April 2, 1993. The overall supervision of the Company is the responsibility of its board of directors.

      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. INVESCO is primarily responsible for providing the Fund with various administrative services, and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of May 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $9.9 billion on behalf of over 796,000 shareholders.

      Pursuant to an agreement with INVESCO, INVESCO Trust Company ("INVESCO Trust"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's sub-adviser. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO that served as adviser or sub-adviser to 41 investment portfolios as of May 31, 1995, including 27 portfolios in the INVESCO group. These 41 portfolios had aggregate assets of approximately $9.5 billion as of May 31, 1995. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. INVESCO Trust, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by shareholders of the Company.

      The following individual serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Richard R. Hinderlie                Portfolio manager of the Fund since
                                    1993; portfolio manager of INVESCO
                                    U.S. Government Money Fund and
                                    INVESCO U.S. Government Securities
                                    Fund; co-portfolio manager of
                                    INVESCO Short-Term Bond Fund;
                                    portfolio manager of INVESCO Trust
                                    Company since 1993; Securities
                                    Analyst with Bank Western from 1987
                                    to 1992; B.A., Pacific Lutheran
                                    University; M.B.A., Arizona State
                                    University.

      The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets, determined daily. The maximum rate payable by the Fund for each fiscal year is 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets in excess of $500 million. For the fiscal year ended May 31, 1995, the investment advisory fees paid by the Fund amounted to 0.41% of the Fund's average net assets. Out of its advisory fee which it receives from the Fund, INVESCO pays INVESCO Trust, as the Fund's sub-adviser, a monthly fee, which is computed at the annual rate of 0.15% of the Fund's average net assets. No fee is paid by the Fund to INVESCO Trust.

      The Company also has entered into an Administrative Services Agreement, dated April 30, 1993 (the "Administrative Agreement"), with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Fund for providing transfer agent services. See "Additional Information."


      The Fund's expenses, which are accrued daily, are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund for the fiscal year ended May 31, 1995, including investment advisory fees (but excluding brokerage commissions which are included as a cost of acquiring securities), amounted to 0.75% of the Fund's average net assets. Certain fund expenses were, and are, voluntarily absorbed by INVESCO pursuant to a commitment to the Fund in order to ensure that the Fund's total operating expenses did not exceed 0.75% of the Fund's average net assets (from July 1, 1994 through April 30, 1995) and will not exceed 0.85% of the Fund's average net assets (beginning May 1, 1995). This commitment may be changed following consultation with the Company's board of directors. In the absence of such voluntary expense limitation, the Fund's total expenses for the fiscal year ended May 31, 1995 would have been 0.85% of the Fund's average net assets.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders for portfolio transactions with qualified broker/dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires investment and other personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

     Shares of the Fund are sold on a continuous basis by INVESCO, as the Fund's Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form and of federal funds by the Fund, as described below. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the Prospectus section entitled "Services Provided by the Fund", may open an account without making any initial investment if they agree to make regular, minimum  purchases  of at least  $50;  (2) those  shareholders  investing  in an
Individual Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and, thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new Fund account including those made using the exchange privilege, must meet the Fund's applicable minimum investment requirements.

      Because the Fund seeks to be fully invested at all times, an order to purchase shares will not be effective until the investor's payment can be converted into available federal funds (i.e., moneys held on deposit within the Federal Reserve System) under regular banking processing procedures or, if the investor is acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks drawn on a member bank of the Federal Reserve System normally are converted into federal funds within two or three business days following receipt of the checks by the Fund. In the case of checks drawn on banks which are not members of the Federal Reserve System, it may take longer for federal funds to become available. During the period of time prior to receipt of federal funds or the proceeds of an exchange, an investor's money will not be invested in the Fund and will not earn any dividends. During such time, an investor's money is held in a separate custodial account, which results in no interest or other economic benefit accruing to INVESCO. The purchase of shares can be expedited by placing bank wire or overnight courier orders. Overnight courier orders must meet the above minimum requirements. In no case can a bank wire order be in an amount less than $1,000. For further information, the purchaser may call the Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237.

      If your check does not clear, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You may also be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction, however. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share is calculated by dividing the value of the Fund's securities plus the value of its other assets (including interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. As a result of using the amortized cost valuation method to value its portfolio securities and declaring income dividends daily, the Fund expects, but cannot guarantee, that it will be able to maintain a constant net asset value of $1.00 per share.

SERVICES PROVIDED BY THE FUND

     Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another Fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

      Reinvestment of Distributions. Income dividends paid by the Fund are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Company as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

      The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      The exchange privilege may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may be legally made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

     Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

      Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time at their current net asset value per share next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") As stated above, the Fund expects, but cannot guarantee, to maintain a $1.00 per share constant net asset value.

      If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker/dealers may differ from those applicable to other shareholders.

      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Shareholders with $1,000 or more in their accounts may avail themselves of the Check Withdrawal Option. A one-time charge of $5 will be made to institute the option. Checks will be furnished at no charge and may be written in amounts of not less than $500. Shares in the Fund will be redeemed to cover payment of checks drawn by the shareholder. INVESCO reserves the right to institute a charge for checks upon notice to all shareholders with the option. Further information regarding this option may be obtained by contacting INVESCO.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of at least $250, (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

      For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

     The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Redemption Authorization form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be held liable.

TAXES AND DIVIDENDS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends as taxable income for federal, state, and local income tax purposes. Dividends are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

      Shareholders may be subject to backup withholding of 31% on dividends and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on his Fund account by ensuring that INVESCO has a correct, certified tax identification number.

     Dividends. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly. Dividends and capital gains, if any, are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date, unless otherwise requested. (See "Services Provided by the Fund - Reinvestment of Distributions.")

      At the end of each year, information regarding the tax status of dividends is provided to shareholders. The Fund does not invest in long-term securities and therefore any capital gains or losses realized by the Fund will be short-term gains or losses. Short- term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

      Shareholders are encouraged to consult their tax advisers with respect to these matters. For further information, see "Dividends and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Fund, and the two other funds of the Company, have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $21.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency fee of up to $21.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                    INVESCO MONEY MARKET FUNDS, INC.

                                    INVESCO Cash Reserves Fund A no-load
                                    mutual fund seeking high current income.

                                    PROSPECTUS
                                    September 29, 1995


To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:


      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

PROSPECTUS
September 29, 1995


                         INVESCO Tax-Free Money Fund

      INVESCO Tax-Free Money Fund (the "Fund") pursues its investment objective of seeking as high a level of current income exempt from federal income taxation as is consistent with liquidity and preservation of capital by investing in a diversified portfolio of high-quality, short-term debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxation. Such obligations may include municipal bonds, notes and commercial paper. The Fund's shares are offered at net asset value, which is expected, but cannot be assured, to be maintained at a constant $1.00 per share. Shares of the Fund are neither insured nor guaranteed by the U.S. government.

      The Fund is a series of INVESCO Money Market Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate no-load money market funds, each of which represents a separate portfolio of investments.

      This Prospectus relates to shares of the Fund. Separate Prospectuses are available upon request from INVESCO Funds Group, Inc. for the Company's other two funds, INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund. Additional Funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated September 29, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain a copy without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

TABLE OF CONTENTS                                                         Page



ANNUAL FUND EXPENSES                                                         2

FINANCIAL HIGHLIGHTS                                                         3

PERFORMANCE DATA                                                             4

INVESTMENT OBJECTIVE AND POLICIES                                            4

THE FUND AND ITS MANAGEMENT                                                  7

HOW SHARES CAN BE PURCHASED                                                  8

SERVICES PROVIDED BY THE FUND                                               10

HOW TO REDEEM SHARES                                                        11

TAXES AND DIVIDENDS                                                         13

ADDITIONAL INFORMATION                                                      14




     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                              ----------

ANNUAL FUND EXPENSES

      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses
Sales load "charge" on purchases                                        None
Sales load "charge" on reinvested dividends                             None
Redemption fees                                                         None
Exchange fees                                                           None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fee                                                          0.50%
12b-1 Fees                                                              None
Other Expenses (after absorbed expenses)(1)                             0.25%
      Transfer Agency Fee(2)                             0.25%
      General Services, Administrative
      Services, Registration, Postage(3)                 0.00%
Total Fund Operating Expenses
      (after absorbed expenses)(1)                                      0.75%


      (1) Certain Fund expenses are being voluntarily absorbed by INVESCO Funds Group, Inc. ("INVESCO") and INVESCO Trust Company ("INVESCO Trust") in order to ensure that the Fund's total operating expenses do not exceed 0.75% of the Fund's average net assets. In the absence of such voluntary expense limitation the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.50% and 1.00%, respectively, of the Fund's average net assets, based on the actual expenses of the Fund for the fiscal year ended May 31, 1995. See "The Fund and Its Management."


      (2) Consists of the transfer agency fee described under "Additional Information -- Transfer and Dividend Disbursing Agent."

      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and auditors, a bond pricing service, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                     $8          $24         $42          $93

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") The Fund charges no sales load, redemption fee or exchange fee and bears no distribution expenses. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding throughout each Period)
Year Ended May 31, 1995

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountants report appearing in the Fund's 1995 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown below.


                                                 Period
                                    Year         Ended
                                    Ended May    31May 31                                    Year Ended January 31
                             --------------------------------------------------------------------------------------------------
                                1995     1994    1993+     1993     1992     1991     1990     1989     1988     1987     1986

Tax-Free Money Fund

PER SHARE DATA
Net Asset Value --
 Beginning of Period           $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                             --------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment
 Income Earned and
 Distributed to
 Shareholders                   0.03     0.02    0.00^     0.02     0.03     0.05     0.05     0.05     0.04     0.04     0.06
                             --------------------------------------------------------------------------------------------------

Net Asset Value --
 End of Period                 $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                             --------------------------------------------------------------------------------------------------
TOTAL RETURN                   2.86%    1.84%   0.16%*    2.16%    3.42%    4.89%    5.51%    5.20%    4.15%    4.05%    5.58%

RATIOS
Net Assets --
 End of Period
 ($000 Omitted)              $58,780  $84,521  $63,498  $65,167  $60,413  $40,440  $34,262  $27,709  $31,212  $29,297  $25,833
Ratio of
 Expenses to Average Net
 Assets#                       0.75%    0.75%   0.75%~    0.75%    0.78%    0.90%    0.93%    0.88%    0.86%    0.79%    0.04%
Ratio of Net Investment
 Income to Average Net
 Assets#                       2.77%    1.83%   2.03%~    2.13%    3.30%    4.77%    5.37%    5.10%    4.07%    3.99%    5.49%



+ From May 1, 1993 to May 31, 1993.

^  Net Investment  Income Earned and Distributed to Shareholders  for the period ended May 31, 1993 aggregated less than $0.01 on a per share basis.


* Total return is based on operations for the period shown and, accordingly, is not representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by INVESCO Funds Group for the years ended May 31, 1995 and 1994, the period ended May 31, 1993, and the years ended April 30, 1993, 1992, 1987 and 1986, respectively. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.00%, 1.00%, 1.19%, 1.02%, 0.99%, 0.84% and 0.85%, respectively, and ratio of net investment income to average net assets would have been 2.52%, 1.58%, 1.59%, 1.86%, 3.09%, 3.94% and 4.68% for the above periods, respectively.

~  Annualized
[/FN]


Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

PERFORMANCE DATA

      From time to time, the Fund advertises its "yield", "effective yield" and "total return" performance. The Fund also may provide a "tax equivalent yield." These figures are based upon historical investment results and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" of the Fund refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, which is excluded from gross income (except to the extent that the alternative minimum tax is applicable) for federal income tax purposes, with yields of funds which are not tax-exempt.


      "Total return" refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and other distributions, to the end of a specified period. Periods of one year, five years, and ten years are used to the extent possible.


      Statements of the Fund's total return performance are based upon investment results during a specified period and assume reinvestment of all dividends and capital gains, if any, paid during that period. Thus, a report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee, or exchange fee which would affect the total return computation.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indicators of money market performance for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indicators include the Donoghue's Money Fund Report, Bank Rate Monitor's 100 Highest Yields, the Certificate of Deposit indices, Treasury Bill indices, and the Consumer Price Index. In addition, rankings and comparisons of investment performance and/or assessments of the quality of shareholder service published by the William Donoghue Organization, Money, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc., or (iii) by other recognized analytical services may be used in advertising. Rankings and comparisons of the Fund's performance by Donoghue will be drawn from its Tax-Free Funds--Stockbroker and General Purpose grouping.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxation as is consistent with liquidity and safety of capital. While there can be no assurance that this objective will be achieved, the Fund seeks to achieve its objective through investment in a diversified portfolio of high-quality, short-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income taxation ("municipal obligations"). Such municipal obligations fall into two principal classifications: (1) "general obligation" bonds, which are secured by the issuer's full faith and credit and taxing power for the payment of principal and interest; and (2) "revenue" bonds, which are payable only from revenues produced by a particular facility or class of facilities or special excise tax or specific revenue source. Because the Fund invests in high-quality, short-term municipal obligations, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk.


      At least 80% of the Fund's total assets will, under normal circumstances, be invested in municipal obligations, the income from which is exempt from federal income taxes, and which are not private activity bonds on which the interest may be treated as a preference item for purposes of the federal alternative minimum tax. See "Taxes and Dividends." These obligations consist of: (1) municipal bonds, comprising what are generally known as high-grade bonds, which are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs"), generally Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group ("S&P"), in the two highest grades (Aaa or Aa by Moody's and AAA or AA by S&P), or where the bonds are rated only by S&P or Moody's, such bonds are rated Aaa or Aa or AAA or AA, or where the Fund's investment adviser has determined that it is appropriate to purchase such bonds based on a creditworthiness finding; (2) municipal notes which are rated MIG-1 by Moody's at time of purchase; (3) municipal commercial paper which is rated by at least two NRSROs, generally Moody's and S&P in the highest grade (A-1 by S&P or P-1 by Moody's), or where the obligation is rated only by S&P or Moody's, such obligation is rated A-1 or P-1; and (4) other municipal obligations that are not rated by an NRSRO, but which are of comparable quality to such obligations rated in the highest grade as determined by the Fund's investment adviser in accordance with an analysis performed by the investment adviser similar to one performed by S&P or Moody's in rating similar securities and issuers. The Fund may invest in any combination of municipal bonds, notes and commercial paper and may invest more than 25% of its total assets in industrial development obligations. For a description of these ratings, see Appendix A in the Statement of Additional Information.

      The balance of the Fund's total assets, in an amount under normal circumstances not to exceed 20% of its total assets (measured at the time any investment is purchased), may be invested in private activity bonds, as discussed above, and in taxable securities with remaining effective maturities of one year or less on the date purchased by the Fund, which are determined by management to be eligible for investment by the Fund under applicable SEC rules. The circumstances under which the Fund will invest in taxable securities include but are not limited to: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. The kinds of taxable securities in which the Fund may invest are limited to the following: (i) obligations of the U.S. government or its agencies, instrumentalities or authorities; (ii) prime commercial paper obligations which are rated by at least two NRSROs, generally S&P and Moody's, in the highest short-term rating category (A-1 by S&P and Prime-1 by Moody's), or where the obligation is rated only by S&P or Moody's, such obligation is rated A-1 or Prime-1; (iii) certificates of deposit and banker's acceptances of domestic banks (including their foreign branches), as described in the Statement of Additional Information; and (iv) repurchase agreements with respect to any portfolio securities. The Fund may, for defensive purposes, temporarily invest up to 100% of its total assets in such taxable securities when, in the opinion of the investment adviser, to do so is advisable in light of prevailing market and economic conditions or for purposes of preserving liquidity and capital. In addition, the Fund may in the future temporarily invest in other taxable securities determined appropriate for investment by the board of directors, without obtaining the approval of shareholders. Shareholders will be notified, however, in the event the board takes such action.

     The Fund is subject to certain restrictions, which are set forth in the Statement of Additional Information, regarding its investments which may not be altered without the approval of the Fund's shareholders. Those restrictions include, among others, limitations with respect to the percentages of the value of its total assets which may be invested in any one issuer or in one industry. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government. In addition, the investment objectives and policies described in the preceding paragraphs are fundamental and may not be changed without a vote of the Fund's shareholders.

      The interest rates on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" or "floating rate" obligations.

      The payment of principal and interest by issuers of certain municipal obligations purchased by the Fund may be guaranteed by letters of credit, note repurchase agreements, insurance or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

      The return on investment in the Fund will depend upon the interest earned by the Fund on its security holdings, after deduction of Fund expenses, and is paid to shareholders in the form of dividends. If interest rates increase, the value of interest- paying debt securities may decrease, and vice versa.
Notwithstanding the possibility of fluctuations in values of the Fund's securities, as a result of the Fund's use of amortized cost valuation and its declaration of income dividends daily, it is expected, but cannot be assured, that the Fund's net asset value will be maintained at a constant value of $1.00 per share. Under the amortized cost valuation method, securities are valued at their cost at the time of purchase, and thereafter there is assumed a constant amortization to maturity of any discount or premium.

      Generally, the Fund intends to hold securities purchased until maturity. When in the opinion of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") it is advisable in light of prevailing market or business conditions, however, securities may be sold without regard to how long they have been held.

      All obligations purchased by the Fund must have remaining maturities of one year or less. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. In computing the remaining maturity and average portfolio maturity for variable rate obligations, the longer of the date upon which the Fund may obtain prepayment of principal or the date upon which the interest rate of the obligation is next required to be adjusted may in certain circumstances be considered as the maturity date. One-year obligations issued not more than 375 days prior to maturity will be considered as meeting the Fund's investment requirements.

      The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specific period prior to the maturity date of such securities. Such a right to resell is commonly known as a "stand-by commitment" or a "put." Municipal obligations may at times be purchased or sold on a delayed delivery, or a when-issued basis (i.e., securities may be purchased or sold by the Fund with settlement taking place in the future, often a month or more later). The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the commitment.


      The Fund may enter into repurchase agreements with respect to any of the obligations listed above with registered broker-dealers, registered government securities dealers or member banks of the Federal Reserve System which are deemed creditworthy, as described in the Statement of Additional Information. (For a description of requirements for registered government securities dealers, see the Statement of Additional Information.) Repurchase agreements, which may be considered a "loan" under the Investment Company Act of 1940 (the 1940 "Act"), involve the purchase of debt securities with the condition that, after a stated period of time, the original seller will buy back such securities at a predetermined price or yield. The amount required to be paid to the Fund upon repurchase reflects the Fund's yield under the agreement. In the event that the original seller defaults on its obligation to repurchase the securities, the Fund could incur costs or delays in seeking to sell such securities. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. In addition, the Company's board of directors has established the policy that all repurchase agreements entered into by the Fund will mature in seven days or less. In no event will the Fund enter into a repurchase agreement that is not fully collateralized by either U.S. government securities or securities that are otherwise eligible for inclusion in the Fund's portfolio that are rated in the highest rating category by at least two NRSROs, or one NRSRO if such securities are rated by only one NRSRO. Also, at no time will the Fund's investments in securities subject to repurchase agreements maturing in more than seven days or other illiquid securities exceed 10% of the total assets of the Fund. The Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

THE FUND AND ITS MANAGEMENT

     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. The Fund was incorporated on March 4, 1983 under the laws of Colorado, and on July 1, 1993 was reorganized as a series of the Company, a Maryland corporation incorporated on April 2, 1993. The overall supervision of the Company is the responsibility of its board of directors.

      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc., 7800
E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. INVESCO is primarily responsible for providing the Fund with various administrative services, and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of May 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $9.9 billion on behalf of over 796,000 shareholders.

      Pursuant to an agreement with INVESCO, INVESCO Trust Company, 7800 E. Union Avenue, Denver, Colorado, serves as the Company's sub-adviser. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO that served as adviser or sub- adviser to 41 investment portfolios as of May 31, 1995, including 27 portfolios in the INVESCO group. These 41 portfolios had aggregate assets of approximately $9.5 billion as of May 31, 1995. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. INVESCO Trust, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Company.

      The following individual serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Ingeborg Cosby          Portfolio manager of the Fund since 1992;
                        assistant portfolio manager of the Fund from 1987 to 1992; assisted portfolio managers at INVESCO from 1985 to 1987; assistant to portfolio managers at First Affiliated
                        Securities, Inc. of Denver from 1982 to 1985.

      The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets, determined daily. The maximum rate payable by the Fund for each fiscal year is 0.50% on the first $300 million of the average net assets of the Fund, 0.40% on the next $200 million of the Fund's average net assets, and

 0.30% on the average net assets in excess of $500 million. For the fiscal year ended May 31, 1995, the investment advisory fees paid by the Fund amounted to 0.50% of the Fund's average net assets. Out of its advisory fee which it receives from the Fund, INVESCO pays INVESCO Trust, as the Fund's sub-adviser, a monthly fee, which is computed at the annual rate of 0.15% of the Fund's average net assets. No fee is paid by the Fund to INVESCO Trust.

      The Company also has entered into an Administrative Services Agreement, dated April 30, 1993 (the "Administrative Agreement"), with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Fund for providing transfer agent services. See "Additional Information."


      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended May 31, 1995, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.75% of the Fund's average net assets. Certain Fund expenses are voluntarily absorbed by INVESCO and INVESCO Trust pursuant to a commitment to the Fund in order to ensure that the Fund's total operating expenses do not exceed 0.75% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors. In the absence of such voluntary expense limitation, the Fund's total expenses for the fiscal year ended May 31, 1995 would have been 1.00% of the Fund's average net assets.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders for portfolio transactions with qualified broker/dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires investment and other personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by INVESCO, as the Fund's Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form and of federal funds by the Fund, as described below. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.

      The minimum initial investment must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the Prospectus section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new Fund account, including those made using the exchange privilege, must meet the Fund's applicable minimum investment requirements.

      Because the Fund seeks to be fully invested at all times, an order to purchase shares will not be effective until the investor's payment can be converted into available federal funds (i.e., monies held on deposit within the Federal Reserve System) under regular banking processing procedures or, if the investor is acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks drawn on a member bank of the Federal Reserve System normally are converted into federal funds within two or three business days following receipt of the checks by the Fund. In the case of checks drawn on banks which are not members of the Federal Reserve System, it may take longer for federal funds to become available. During the period of time prior to receipt of federal funds or the proceeds of an exchange, an investor's money will not be invested in the Fund and will not earn any dividends. During such time, an investor's money is held in a separate custodial account, which results in no interest or other economic benefit accruing to INVESCO. The purchase of shares can be expedited by placing bank wire or overnight courier orders. Overnight courier orders must meet the above minimum requirements. In no case can a bank wire order be in an amount less than $1,000. For further information, the purchaser may call the Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, Colorado 80237.

      If your check does not clear, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You may also be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Fund in any transaction, however. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of management, such rejection is in the best interest of the Fund.

      Net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share is calculated by dividing the value of the Fund's securities plus the value of its other assets (including interest accrued but not collected), less all liabilities (including accrued expenses), by the number of shares outstanding of the Fund. As a result of using the amortized cost valuation method to value its portfolio securities and declaring income dividends daily, the Fund expects, but cannot guarantee, that it will be able to maintain a constant net asset value of $1.00 per share.

SERVICES PROVIDED BY THE FUND

      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestment of dividends or capital gains in the same or another Fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, a shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

      Reinvestment of Distributions. Income dividends paid by the Fund are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

     Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves the redemption of shares of the Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

      The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      The exchange privilege may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences and should be aware that the exchange privilege may only be available in those states where exchanges may be legally made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time at their current net asset value per share next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") As stated above, the Fund expects, but cannot guarantee, to maintain a $1.00 per share constant net asset value.

      If shares to be redeemed are represented by stock certificates,  a written
request  for  redemption  signed  by  the  registered   shareholder(s)  and  the
certificates must be forwarded to

 INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker/dealers may differ from those applicable to other shareholders.

      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days after receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency, as defined by the Securities and Exchange Commission, exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Shareholders with $1,000 or more in their accounts may avail themselves of the Check Withdrawal Option. A one-time charge of $5 will be made to institute the option. Checks will be furnished at no charge and may be written in amounts of not less than $500. Shares in the Fund will be redeemed to cover payment of checks drawn by the shareholder. INVESCO reserves the right to institute a charge for checks upon notice to all shareholders with the option. Further information regarding this option may be obtained by contacting INVESCO.

      Fund shareholders may request expedited redemption of shares having a minimum value of at least $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to INVESCO using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at management's discretion.

      Shareholders should understand that, while the Fund will attempt to process all telephone redemptions on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Redemption Authorization form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES AND DIVIDENDS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay federal income or excise taxes.

      In addition, the Fund intends to continue to qualify during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends, which are derived from net income earned by the Fund on municipal obligations, will be excludable from gross income of the shareholders for federal income tax purposes. Any distributions to shareholders from net interest income earned by the Fund from taxable temporary investments, or from net capital gains, whether paid in cash or reinvested in additional shares, would be subject to federal income taxation.

      Under the Tax Reform Act of 1986, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax in taxable years beginning after December 31, 1986. The Fund intends to limit its investments in such "private activity bonds" to not more than 20% of the Fund's total assets. The portion of exempt-interest dividends paid by the Fund which is attributable to such "private activity bonds" would be an item of tax preference to shareholders. Additionally, certain corporations also may have to include exempt-interest dividends in calculating alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      Shareholders may be subject to backup withholding of 31% on the taxable portion of dividends and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on his Fund account by ensuring that INVESCO has a correct, certified tax identification number.

     Dividends. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date, unless requested otherwise by the shareholder. (See "Services Provided By The Fund - Reinvestment of Distributions.")

      At the end of each year, information regarding the tax status of dividends is provided to shareholders. The Fund does not invest in long-term securities and therefore any capital gains or losses realized by the Fund will be short-term gains or losses. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes. 99.04% of the dividends declared by the Fund during the fiscal year ended May 31, 1995, were exempt from federal income taxes. There is no assurance this will be the case in future years. If any portion of such dividends is not exempt, the Fund will advise shareholders of the taxable proportion in its annual tax notice. Exemption of exempt- interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally will be subject to such state and local taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of such exempt-interest dividends, other dividends, and distributions of capital gains.

      Shareholders are encouraged to consult their tax advisers with respect to these matters. For further information, see "Dividends and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund, and the two other funds of the Company, have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the each of the Funds of the Company.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $21.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency fee of up to $21.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                  INVESCO MONEY MARKET FUNDS, INC.

                                  INVESCO Tax-Free Money Fund A no-load mutual fund seeking high interest income exempt from federal income taxation with liquidity and safety of capital.

                                  PROSPECTUS
                                  September 29, 1995







To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

PROSPECTUS
September 29, 1995


                      INVESCO U.S. Government Money Fund

      INVESCO U.S. Government Money Fund (the "Fund") seeks to achieve its investment objective by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies, which may or may not be supported by the full faith and credit of the United States Treasury, maturing in 365 days or less from the date of purchase, and in repurchase agreements with respect thereto. Shares of the Fund are neither insured nor guaranteed by the U.S. Government. It is expected, but cannot be assured, that the value of the Fund's shares will be maintained at a constant $1.00 per share.

      The Fund is a series of INVESCO Money Market Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate no-load money market mutual funds, each of which represents a separate portfolio of investments.

      This Prospectus relates to shares of the Fund. Separate Prospectuses are available upon request from INVESCO Funds Group, Inc. for the Company's other two funds, INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Money Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated September 29, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain a copy without charge by writing INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

TABLE OF CONTENTS                                                         Page



ANNUAL FUND EXPENSES                                                         2

FINANCIAL HIGHLIGHTS                                                         3

PERFORMANCE DATA                                                             4

INVESTMENT OBJECTIVE AND POLICIES                                            4

THE FUND AND ITS MANAGEMENT                                                  6

HOW SHARES CAN BE PURCHASED                                                  7

SERVICES PROVIDED BY THE FUND                                                8

HOW TO REDEEM SHARES                                                        11

TAXES AND DIVIDENDS                                                         12

ADDITIONAL INFORMATION                                                      12


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                               ----------

ANNUAL FUND EXPENSES

      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses
Sales load "charge" on purchases                                        None
Sales load "charge" on reinvested dividends                             None
Redemption fees                                                         None
Exchange fees                                                           None

Annual Fund Operating Expenses*
(as a percentage of average net assets)

Management Fee                                                          0.50%
12b-1 Fees                                                              None
Other Expenses (after absorbed expenses) (1)                            0.35%
  Transfer Agency Fee(2)                               0.25%
  General Services, Administrative
    Services, Registration, Postage (3)                0.10%
Total Fund Operating Expenses                                           0.85%
  (after absorbed expenses)(1)


      (1) Certain Fund expenses are being voluntarily absorbed by INVESCO Funds Group, Inc. ("INVESCO") in order to ensure that the Fund's total operating expenses do not exceed 0.85% of the Fund's average net assets. In the absence of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.60% and 1.10%, respectively, for the fiscal year ended May 31, 1995. See "The Fund and Its Management."


      (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and auditors, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example*

      A shareholder would pay the following expenses on a $1000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                  1 Year      3 Years     5 Years     10 Years
                  $8          $26         $45         $100


*The expense information in the above tables has been presented on a basis that assumes that the Fund's current 0.85% expense limitation had been in effect during the entire year ended May 31, 1995.

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") The Fund charges no sales load, redemption fee or exchange fee and bears no distribution expenses. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding throughout Each Period)
Year Ended May 31, 1995

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountants report appearing in the Fund's 1995 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown below.


                                                                                 Period              Year            Period
                                                                                  Ended             Ended             Ended
                                                          Year Ended May 31      May 31       December 31       December 31
                                                  -------------------------------------------------------------------------------

                                                     1995              1994       1993+              1992             1991^

 U.S. Government Money Fund

PER SHARE DATA
Net Asset Value --
 Beginning of Period                                $1.00             $1.00       $1.00             $1.00             $1.00
                                                  -------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income Earned
 and Distributed to Shareholders                     0.05              0.03        0.01              0.03              0.03
                                                  -------------------------------------------------------------------------------
Net Asset Value --
 End of Period                                      $1.00             $1.00       $1.00             $1.00             $1.00
                                                  ===============================================================================



TOTAL RETURN                                        4.66%             2.56%      0.93%*             2.97%            3.23%*
RATIOS
Net Assets -- End of Period
 ($000 Omitted)                                   $60,843           $73,912     $34,519           $30,282            $7,203
Ratio of Expenses to Average
 Net Assets#                                        0.75%             0.75%      0.75%~             0.75%            0.74%~
Ratio of Net Investment Income
 to Average Net Assets#                             4.55%             2.60%      2.27%~             2.82%            4.54%~


+  From January 1, 1993 to May 31, 1993.

^ From April 26, 1991, commencement of operations to December 31, 1991.


* Total return is based on operations for the period shown and, accordingly, is not representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by INVESCO Funds Group for the years ended May 31, 1995 and 1994, the period ended May 31, 1993, the year ended December 31, 1992 and the period ended December 31, 1991. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.10%, 1.00%, 1.18%, 1.08%, and 1.93%, respectively, and ratio of net investment income to average net assets would have been 4.20%, 2.35%, 1.84%, 2.49%, and 3.35% for the above periods, respectively.

~  Annualized
[/FN]


Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.


PERFORMANCE DATA

      From time to time, the Fund may advertise its "yield", "effective yield" and "total return" performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      "Total return" refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and other distributions, to the end of a specified period. Periods of one year, five years, and ten years are used to the extent possible.

      Statements of the Fund's total return performance are based upon investment results during a specified period and assume reinvestment of all dividends and capital gains, if any, paid during that period. Thus, a report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee, or exchange fee which would affect the total return computation.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance or yield for a given period and recognized indicators of money market performance for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indicators include the Donoghue's Money Fund Report, Bank Rate Monitor's 100 Highest Yields, the Certificate of Deposit indices, Treasury Bill indices, and the Consumer Price Index. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service published by the William Donoghue Organization, Money, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services may be used in advertising. Rankings and comparisons of the Fund's performance by Donoghue will be drawn from its U.S. Government and Agencies Money Market Fund grouping.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to achieve as high a level of current income as is consistent with liquidity and safety of capital. While there can be no assurance that this objective will be achieved, the Fund seeks to achieve its objective by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies, which may or may not be supported by the full faith and credit of the United States Treasury, maturing in 365 days or less from the date of purchase, and in repurchase agreements with respect thereto. Because the Fund invests only in short-term U.S. Government securities, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk. Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issuance. Treasury Bills have face maturities of one year or less. Treasury Notes have face maturities of from one to ten years and Treasury Bonds generally have face maturities of greater than ten years. In addition, U.S. Government agencies established under the authority of an act of Congress issue securities which may or may not be supported by the full faith and credit of the United States Treasury. The securities in which the Fund invests consist of: direct obligations of the United States such as Treasury Bills, Treasury Notes, and U.S. Government Bonds, as well as investments in agencies of the U.S. Government, the securities of which may or may not be supported by the full faith and credit of the U.S. Treasury, including, but not limited to, the Government National Mortgage Association (GNMA), the Department of Housing and Urban Development, the Farmers' Home Administration, the Small Business Administration, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. The GNMA certificates in which the Fund may invest are mortgage-based securities, and are subject to the risk that prepayments of the underlying mortgages will cause the principal and interest on the certificate to be paid prior to their stated maturities. In the event of a prepayment during a period of declining interest rates, the Fund may be required to invest the proceeds at a lower interest rate.

     The investment objective of the Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of its outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Fund is subject to certain investment restrictions that are set forth in the Statement of Additional Information and may not be altered without approval of shareholders. One of those restrictions limits borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 5% of total assets of the Fund.

      The return on investment in the Fund will depend upon the interest earned by the Fund on its security holdings, after deduction of Fund expenses, and is paid to shareholders in the form of daily dividends. If interest rates increase, the value of interest-paying debt securities may decrease, and vice versa. Notwithstanding the possibility of fluctuations in values of the Fund's securities, as a result of the Fund's use of amortized cost valuation and its declaration of income dividends daily, it is expected, but cannot be assured, that the Fund's net asset value will be maintained at a constant value of $1.00 per share. Under the amortized cost valuation method, securities are valued at their cost at the time of purchase, and thereafter there is assumed a constant amortization to maturity of any discount or premium.

      The Fund limits the dollar-weighted average maturity of its portfolio securities to 90 days or less.

      Generally, the Fund intends to hold securities purchased until maturity. When in the opinion of the Fund's investment adviser or sub-adviser (collectively "Fund Management") it is advisable in light of prevailing market or business conditions, however, securities may be sold without regard to how long they have been held.


     The Fund may enter into repurchase agreements with respect to any of the obligations listed above with registered broker-dealers, registered government securities dealers or member banks of the Federal Reserve System, which are deemed creditworthy, as described in the Statement of Additional Information. (For a description of the requirements for broker-dealers and registered government securities dealers, see the Statement of Additional Information.) Repurchase agreements, which may be considered a "loan" under the 1940 Act, involve the purchase of debt securities ("collateral") with the condition that, after a stated period of time, the original seller will buy back such securities at a predetermined price or yield. The amount required to be paid to the Fund upon repurchase reflects the Fund's yield under the agreement. In the event that the original seller defaults on its obligation to repurchase the securities, the Fund could incur costs or delays in seeking to sell such securities. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Company's board of directors has established the policy that all repurchase agreements entered into by the Fund will mature in seven days or less. In no event will the Fund enter into a repurchase agreement that is not fully collateralized by U.S. government securities.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Fund commenced operations on April 26, 1991 as a series of Financial Series Trust, a Massachusetts business trust. On July 1, 1993, the Fund was reorganized as a series of the Company, a Maryland corporation incorporated on April 2, 1993. The overall supervision of the Company is the responsibility of its board of directors.

      Pursuant to an agreement with the Company,  INVESCO Funds Group, Inc. 7800
E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. INVESCO is primarily responsible for providing the Fund with various administrative services, and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of May 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $9.9 billion on behalf of over 796,000 shareholders.

      Pursuant to an agreement with INVESCO, INVESCO Trust Company ("INVESCO Trust"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's sub-adviser. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO that served as adviser or sub-adviser to 41 investment portfolios as of May 31, 1995, including 27 portfolios in the INVESCO group. These 41 portfolios had aggregate assets of approximately $9.5 billion as of May 31, 1995. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. INVESCO Trust, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Company.


      The following individual serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Richard R. Hinderlie                Portfolio manager of the Fund since
                                    1993; portfolio manager of INVESCO
                                    Cash Reserves Fund and INVESCO U.S.
                                    Government Securities Fund; co-
                                    portfolio manager of INVESCO Short-
                                    Term Bond Fund; portfolio manager of
                                    INVESCO Trust Company since 1993;
                                    Securities Analyst with Bank Western
                                    from 1987 to 1992; B.A., Pacific
                                    Lutheran University; M.B.A., Arizona
                                    State University.

      The Fund pays INVESCO a monthly fee which is based on a percentage of its average net assets, determined daily. The maximum rate payable by the Fund for each fiscal year is 0.50% on the first $300 million of its average net assets, 0.40% on the next $200 million of its average net assets, and 0.30% on its average net assets in excess of $500 million. For the fiscal year ended May 31, 1995, the investment advisory fees paid by the Fund amounted to 0.50% of its average net assets. Out of its advisory fee which it receives from the Fund, INVESCO pays INVESCO Trust, as the Fund's sub-adviser, a monthly fee, which is computed at the annual rate of 0.15% of the Fund's average net assets. No fee is paid by the Fund to INVESCO Trust.

      The Company also has entered into an Administrative Service Agreement, dated April 30, 1993 (the "Administrative Agreement"), with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub- accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Fund for providing transfer agent services. See "Additional Information."


      The Fund's expenses, which are accrued daily, are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund for the fiscal year ended May 31, 1995, including investment advisory fees (but excluding brokerage commissions which are included as a cost of acquiring securities), amounted to 0.75% of the Fund's average net assets. Certain Fund expenses were, and are, voluntarily absorbed by INVESCO pursuant to a commitment to the Fund in order to ensure that the Fund's total expenses did not exceed 0.75% of the Fund's average net assets

 (through April 30, 1995) and will not exceed 0.85% of the Fund's average net assets (beginning May 1, 1995). This commitment may be changed following consultation with the Company's board of directors. In the absence of such voluntary expense limitation, the Fund's total expenses for the fiscal year ended May 31, 1995 would have been 1.10% of the Fund's average net assets.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders for portfolio transactions with qualified broker/dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires investment and other personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by INVESCO, as the Fund's Distributor at the net asset value per share next calculated after receipt of a purchase order in good form and of federal funds by the Fund, as described below. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the Prospectus section entitled "Services Provided by the Fund", may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual Retirement Account ("IRA") or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA) or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and, thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new Fund account, including those made using the exchange privilege, must meet the Fund's applicable minimum investment requirements.

      Because the Fund seeks to be fully invested at all times, an order to purchase shares will not be effective until an investor's payment can be converted into available federal funds (i.e., monies held on deposit within the Federal Reserve System) under regular banking processing procedures or, if the investor is acquiring shares in an exchange from another INVESCO Fund, the Fund receives the proceeds of the exchange. Checks drawn on a member bank of the Federal Reserve System normally are converted into federal funds within two or three business days following receipt of the checks by the Fund. In the case of checks drawn on banks which are not members of the Federal Reserve System, it may take longer for federal funds to become available. During the period of time prior to receipt of federal funds or the proceeds of an exchange, an investor's money will not be invested in the Fund and will not earn any dividends. During such time, an investor's money is held in a separate custodial account, which results in no interest or other economic benefit accruing to INVESCO. The purchase of shares can be expedited by placing bank wire or overnight courier orders. Overnight courier orders must meet the above minimum requirements. In no case can a bank wire order be in an amount less than $1,000. For further information, the purchaser may call the Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237.

     If your check does not clear, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You may also be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Fund in any transaction, however. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of management, such rejection is in the best interest of the Fund.

      Net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share is calculated by dividing the value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. As a result of using the amortized cost valuation method to value its securities and as a result of declaring dividends daily, the Fund expects, but cannot guarantee, that it will be able to maintain a constant net asset value of $1.00 per share.

SERVICES PROVIDED BY THE FUND

      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another Fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

     Reinvestment of Distributions. Income dividends paid by the Fund are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex- dividend date. A shareholder may, however, elect to reinvest dividends in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by calling INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

      The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


      The exchange privilege may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may be legally made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

      Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans, and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") As stated above, the Fund expects, but cannot guarantee, to maintain a $1.00 per share constant net asset value.

      If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above.

     If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker/dealers may differ from those applicable to other shareholders.

      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made after the Fund has allowed a reasonable time for clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Shareholders with $1,000 or more in their account may avail themselves of the Check Withdrawal Option. A one-time charge of $5 will be made to institute the option. Checks will be furnished at no charge and may be written in amounts of not less than $500. Shares in the Fund will be redeemed to cover payment of checks drawn by the shareholder. INVESCO reserves the right to institute a charge for checks upon notice to all shareholders with the option. Further information regarding this option may be obtained by contacting INVESCO.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a value of at least $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

      For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Redemption Authorization form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES AND DIVIDENDS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, it is not expected that the Fund will be required to pay any federal income excise or taxes.

     Unless shareholders are exempt from income taxes, they must include all dividends as taxable income for federal, state and local income tax purposes. Dividends are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

      Shareholders may be subject to backup withholding of 31% on dividends and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on his Fund account by ensuring that INVESCO has a correct, certified tax identification number.

     Dividends. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly. Dividends and capital gains, if any, are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date, unless otherwise requested. (See "Services Provided by the Fund - Reinvestment of Distributions.")

      At the end of each year, information regarding the tax status of dividends is provided to shareholders. The Fund does not invest in long-term securities and therefore any capital gains or losses realized by the Fund will be short-term gains or losses. Short- term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

      Shareholders are encouraged to consult their tax advisers with respect to these matters. For further information, see "Dividends and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Fund, and the two other funds of the Company, have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as notification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders; however, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $21.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency fee of up to $21.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                              INVESCO MONEY MARKET FUNDS, INC.

                              INVESCO U.S. Government Money Fund
                              A no-load mutual fund seeking safety and current income.

                              PROSPECTUS
                              September 29, 1995



To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
September 29, 1995

                       INVESCO MONEY MARKET FUNDS, INC.

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado 80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
------------------------------------------------------------------------------

      INVESCO Money Market Funds, Inc. (the "Company") is an open-end management investment company organized in series form in which all three of its Funds, INVESCO Cash Reserves Fund, INVESCO Tax- Free Money Fund and INVESCO U.S. Government Money Fund (collectively, the "Funds" and individually, a "Fund"), are money market funds which seek to provide shareholders with as high a level of current income as is consistent with liquidity and safety of capital. It is expected, but cannot be assured, that the value of all of the Funds' shares will be maintained at a constant $1.00 per share. Investors may purchase shares of any or all three Funds. The following are available:

      INVESCO  Cash  Reserves  Fund will  pursue  its  investment  objective  by
investing  in  a  diversified   portfolio  of   high-quality,   short-term  debt
obligations.

      INVESCO Tax-Free Money Fund will pursue its investment objective by investing in a diversified portfolio of high-quality, short-term debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxation. Such obligations may include municipal bonds, notes and commercial paper.

      INVESCO U.S. Government Money Fund will pursue its investment objective by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies.

      Separate Prospectuses for each of the Funds dated September 29, 1995, which provide the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.


                              TABLE OF CONTENTS

                                                                            Page



INVESTMENT POLICIES AND RESTRICTIONS                                        67

THE FUNDS AND THEIR MANAGEMENT                                              81

HOW SHARES CAN BE PURCHASED                                                 94

HOW SHARES ARE VALUED                                                       94

FUND PERFORMANCE                                                            97

SERVICES PROVIDED BY THE FUNDS                                              99

TAX-DEFERRED RETIREMENT PLANS                                              100

HOW TO REDEEM SHARES                                                       100

DIVIDENDS AND TAXES                                                        101

INVESTMENT PRACTICES                                                       102

ADDITIONAL INFORMATION                                                     104

APPENDIX A                                                                 107

INVESTMENT POLICIES AND RESTRICTIONS

      As discussed in their  respective  Prospectuses  in the sections  entitled
"Investment Objective and Policies," the Funds may invest in a variety of short-term money market securities in seeking to achieve their respective investment objectives. Such securities include the following:

      U.S. Government Obligations. The INVESCO Cash Reserve Fund and INVESCO U.S. Government Money Fund may invest in U.S. Government obligations without limit. The INVESCO Tax-Free Money Fund may invest up to 20% of its total assets in U.S. Government obligations. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance, and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Treasury bills have a face maturity of one year or less. Treasury notes generally have face maturities of one to ten years, and treasury bonds generally have face maturities of more than ten years.

      Some  obligations  of  United  States  Government   agencies,   which  are
established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by the Fund to purchase additional GNMA certificates or other U.S. government securities.

      Other United States Government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Still others, such as bonds issued by the Federal National Mortgage Association, a federally chartered private corporation, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when its investment adviser and sub-adviser are satisfied that the credit risk with respect to any such instrumentality is minimal.

      Obligations of Domestic Banks. The INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund may invest in these obligations, which consist of certificates of deposit ("CD's") and bankers' acceptances, rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or one NRSRO if such obligations are rated by only one NRSRO, issued by domestic banks (including their foreign branches) which have total assets in excess of $4 billion and meet other criteria established by the board of directors. CD's are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CD's are certificates issued by a foreign branch (usually London) of a U.S. Domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

      Bankers' acceptances are short-term credit instruments evidencing the promise by a bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

      Commercial Paper. INVESCO Cash Reserves Fund may invest in these obligations, which are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

      The INVESCO Cash Reserves Fund may not purchase securities that are not readily marketable. However, the Fund's investments in commercial paper may include commercial paper issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1993 ("Section 4(2) Paper") if a liquid trading market exists. The liquidity of the Fund's investments in
Section 4(2) Paper could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to the adviser the authority to determine the liquidity of Section 4(2) Paper pursuant to guidelines approved by the board. In the event that an issue of Section 4(2) Paper subsequently is determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders.

      The corporate  obligations  which may be part of the INVESCO Cash Reserves
Fund's  investments   consist  of  bonds,   debentures,   and  notes  issued  by
corporations in order to finance longer term credit needs.

      Repurchase Agreements. Each of the Funds may enter into repurchase agreements with banks which meet the criteria outlined above or with registered broker-dealers or registered government securities dealers, which are deemed creditworthy. Such broker-dealers or U.S. government securities dealers must have outstanding either commercial paper or other short-term debt obligations rated in the highest rating category by at least two NRSROs or one NRSRO if such obligations are only rated by one NRSRO. In the event of default of the seller under a repurchase agreement, the Funds have a right to sell the collateral. In exercising that right, however, the Funds may suffer time delays and incur costs or losses in connection with the disposition of the underlying securities. To reduce risks, the Funds follow certain procedures, including maintaining collateral at all times in an amount equal to the repurchase price (including any accrued interest due thereunder), considering the creditworthiness of the seller, and maintaining the collateral with either the Funds' custodian or a depository which has been approved by the board of directors of the Funds.

      Investment Ratings. If a security originally rated in the highest rating category by an NRSRO has been downgraded to the second highest rating category, the Funds' investment adviser must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the affected Fund. If a Fund security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of the investment adviser becoming aware of the new rating, the default, or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Funds' board of directors determines within the aforesaid five business days that holding the security is in the best interest of any of the Funds. The ratings of any NRSRO represent its opinions as to the quality of the issuers and securities which it undertakes to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality.

Municipal Obligations

      As discussed in the section entitled "Investment Objective and Policies" of INVESCO Tax-Free Money Fund's Prospectus, this Fund may invest in a variety of short-term, tax-exempt securities in seeking to achieve its investment objective. Such securities include the following:

      Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide to privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. Such obligations are considered to be municipal bonds if the interest paid thereon qualifies as exempt from federal income taxation. Other kinds of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also be considered municipal bonds. Although the current federal tax laws impose substantial limitations on the size of such issues, this Fund will only invest in those industrial development bonds, the interest from which is exempt from federal income taxation.

      There are two principal  classifications  of tax-exempt  municipal  bonds:
"general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation. The INVESCO Tax-Free Money Fund's portfolio may consist of any combination of general obligation and revenue bonds.

     From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by this Fund might be adversely affected. In such event, this Fund would reevaluate its investment objective and policies and submit possible changes in the structure of this Fund for the consideration of shareholders.

      For a description of the minimum bond ratings by Moody's Investors Service, Inc. or Standard & Poor's Corporation required for a municipal bond to be eligible for inclusion in the Fund's portfolio, see "Appendix A" to this Statement of Additional
Information.

      Municipal Notes. Municipal notes, eligible for purchase by INVESCO Tax-Free Money Fund, are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of from six months to three years. The principal classifications of such notes are tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

      Municipal Commercial Paper. INVESCO Tax-Free Money Fund also may invest in municipal commercial paper, which refers to short-term debt obligations issued by municipalities which may be issued at a discount (sometimes referred to as Short-Term Discount Notes). Such obligations normally are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the Fund's investment adviser believes that this increase may continue.

      As discussed in the Fund's Prospectus, to be eligible for purchase by INVESCO Tax-Free Money Fund, municipal obligations must satisfy certain investment quality requirements. After the Fund has purchased an issue of municipal obligations, such issue might cease to be rated, or its rating might be reduced below the minimum required for purchase by the Fund. If a security originally rated in the highest rating category by a nationally recognized statistical rating organization ("NRSRO") has been downgraded to the second highest rating category, the Fund's investment adviser must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the Fund. If a Fund security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of the investment adviser becoming aware of the new rating, the default, or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Fund's board of directors determines within the aforesaid five business days that holding the security is in the best interest of the Fund. The ratings of any NRSRO represent its opinions as to the quality of the municipal obligations which it undertakes to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt obligations with the same maturity and rating may have different yields, while obligations of the same maturity with different ratings may have the same yield.

      The INVESCO Tax-Free Money Fund will not purchase a municipal obligation unless the issuer's bond counsel has rendered an opinion that such obligation has been validly issued and that the interest thereon is exempt from federal income taxation. In addition, the Fund will not purchase a municipal obligation that, in the opinion of the Fund's investment adviser, is reasonably likely to be held not to be validly issued or to pay interest thereon which is not exempt from federal income taxation.

      Variable Rate Obligations. As discussed in INVESCO Tax-Free Money Fund's Prospectus, the Fund may invest in variable rate municipal obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. In addition, the issuer of a variable rate obligation may retain the right to prepay the principal amount prior to maturity.

      The principal benefit of a variable rate municipal obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of a municipal obligation prior to maturity, are enhanced. The investment adviser will continually monitor the creditworthiness of issuers of variable rate obligations and their ability to make payments on demand.

      Stand-by Commitments. As discussed in INVESCO Tax-Free Money Fund's Prospectus, the Fund may acquire stand-by commitments under which the Fund purchases securities together with a right to resell them to the seller at an agreed upon price or yield within a specific period prior to the maturity date of such securities. The benefit to the Fund of acquiring stand-by commitments would be to facilitate the ability of the Fund to invest its assets fully in securities on which the interest is exempt from federal income taxation while preserving the necessary flexibility and liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the commitment. Stand-by commitments generally will be available without the payment of any direct or indirect consideration. If it is believed to be necessary or advisable, the Fund may pay for stand-by commitments, either separately, in cash, or by paying a higher price for the securities that are acquired subject to the stand-by commitment. As a matter of policy, however, the total amount "paid" in either manner for outstanding commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated after any stand-by commitment is acquired.

      In determining whether to exercise stand-by commitments and in selecting which commitments to exercise in which circumstances, the investment adviser will consider, among other things, the amount of cash available to the Fund, the expiration dates of the available commitments, any future commitments for securities, alternate investment opportunities and the desirability of retaining the underlying securities in the Fund. The Fund will refrain from exercising stand-by commitments to avoid imposing a loss on a dealer and jeopardizing its business relationship with that dealer. Any stand-by commitments acquired by the Fund will have the following features: (1) the commitments will be in writing and will be physically held by the Fund's custodian; (2) they will be exercisable at any time prior to the underlying security's maturity; (3) rights of the Fund to exercise commitments will be unconditional and unqualified; (4) stand-by commitments will be entered into only with dealers, banks and brokers which present a minimal risk of default as determined by the investment adviser under procedures adopted by the board of directors; (5) although the commitments will not be transferable, the municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though a commitment may be outstanding; and (6) their exercise price in each case will be (i) the Fund's acquisition cost of the municipal obligation that is subject to this commitment (excluding any accrued interest that the Fund paid on acquisition of the security), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the municipal obligation, plus (ii) all interest accrued on the municipal obligation since the last interest payment date during the period such obligation was owned by the Fund. In addition, the acquisition, exercisability and duration of stand-by commitments will not be factors in determining the dollar-weighted average of the Fund or the value of the securities it holds. No value is given to stand-by commitments in determining the Fund's net asset value per share, and any amounts paid for such commitments will be reflected as unrealized depreciation for the period during which the commitment is held.

      The Internal Revenue Service ("IRS") has issued a revenue ruling and several favorable letter rulings to the effect that a regulated investment company will be the owner of municipal obligations acquired subject to a stand-by commitment and that interest on the securities will be tax-exempt to the company. The IRS has announced, however, that it will no longer issue advance rulings in this area. There is no assurance that stand-by commitments will be available to the INVESCO Tax-Free Money Fund, nor can it be assumed that such commitments will continue to be available under all market conditions.

      When-Issued Purchases. As discussed in INVESCO Tax-Free Money Fund's Prospectus, municipal obligations may at times be acquired on a when-issued basis. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based on the public's perception of the creditworthiness of the issuers and changes in the level of interest rates (generally resulting in depreciation when interest rates rise.) The Fund will maintain a separate account with its custodian bank consisting of a combination of cash and any high-grade debt securities currently held by the Fund equal in value to the amount of such commitments. The Fund will only make commitments to purchase securities with the intention of actually acquiring the securities; however, the Fund may sell these commitments before the settlement date if to do so is deemed advisable as a matter of investment strategy.

     If the market value of securities in the separate account declines, the Fund will place additional cash or securities in the account, on a daily basis if necessary, so that the market value of the account will continue to equal the amount of the Fund's commitments. To the extent the Fund remains substantially invested in debt securities at the same time that it has committed to purchase securities on a when-issued basis, which it would normally expect to do, there is a greater potential for fluctuation in the Fund's net asset value than if it set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation, and of capital losses. When the payment of when-issued securities must be met, the Fund will provide payment from available cash flow, sale of portfolio securities (possibly at a gain or loss) or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may at the time of sale have a value greater or less than the Fund's payment obligation). The INVESCO Tax-Free Money Fund intends to enter into commitments to purchase securities on a when-issued basis only to the extent necessary to assure compliance with its investment objective and policies regarding permitted investments. Such commitments will not ordinarily involve a substantial portion of the Fund's assets.

     Investment Restrictions. As described in the section of each Fund's Prospectus entitled "Investment Objective and Policies," the Funds operate under certain investment restrictions. These policies are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

INVESCO Cash Reserves Fund

      Under these restrictions, INVESCO Cash Reserves Fund may not:

      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin;

      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of the Fund's total net assets. The Fund will not purchase additional securities while any such borrowings exist;

      (4)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (5) purchase securities, other than obligations issued or guaranteed by the U.S. Government, if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class of security;

      (6) lend money or securities to any person (except through the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies);

      (7)   buy  or  sell  commodities,   commodity  contracts  or  real  estate
            (however, the Fund may purchase securities of companies investing in real estate);

      (8) invest in any company for the purpose of exercising control or management;

      (9)   buy other than readily marketable securities;

     (10)   engage in the underwriting of any securities;

     (11) purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers and directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities;

     (12) purchase common or preferred stocks or securities convertible into stocks;

     (13) purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;

     (14) buy or sell oil, gas or other mineral interests or exploration programs;

     (15) invest more than 25% of the value of the Fund's assets in one particular industry (obligations of the U.S.
            Government and of domestic banks are excepted); and

     (16) participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or write, purchase or sell puts, calls, straddles or any other option contract or combination thereof.

     With respect to investment restriction (9) above, the board of directors has delegated to the Funds' investment adviser the authority to determine that a liquid market exists for Section 4(2) Paper, and that such securities are not subject to restriction (9) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of Section 4(2) Paper,
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     In applying restriction (15), above, the INVESCO Cash Reserves Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc. In addition, the INVESCO Cash Reserves Fund considers captive finance companies to be within separate industry categories based on the operating industries to which they are related.

INVESCO Tax-Free Money Fund

      Under these restrictions, the INVESCO Tax-Free Money Fund may not:

      (1) invest in equity securities or securities convertible into equity securities;

      (2) sell short or buy on margin, or write or purchase put or call options, provided, however, that the Fund may enter into stand-by commitments as described under "Investment Objective and Policies";

      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not to exceed 10% of the value of the Fund's total net assets; the Fund will not purchase additional securities while any such borrowings exist;

      (4) lend money or securities to any person (except through the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies);

      (5) engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting;

      (6) issue senior securities as defined in the Investment Company Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or borrowing money in accordance with the restrictions described above or purchasing any securities on a when-issued basis);

      (7)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (8) purchase securities (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For the purposes of this limitation and that set forth in item (11) below, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and such multi-state agency of which such state is a member as a separate issuer; in addition, all indebtedness of an issuer shall be deemed a single class of security, provided, however, that if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity;

      (9) buy or sell commodities or commodity contracts, oil, gas, or other mineral interests or exploration programs or real estate or interests therein. However, the Fund may purchase municipal obligations or other permitted securities secured by real estate or which may represent indirect interests therein;

      (10) invest in any issuer for the purpose of exercising control or management;

      (11) purchase or retain securities of any issuer in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers or directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities;

      (12) purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;

      (13) invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; industrial development bonds are grouped into an "industry" if the payment of principal and interest is the ultimate responsibility of companies within the same industry; and

      (14) purchase securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into repurchase agreements maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's assets.

      Rule 5b-2 under the 1940 Act provides that a guarantee of a security shall not be deemed to be a security issued by the guarantor, provided that the value of all securities issued or guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the total assets of the Fund. Pursuant to this rule, INVESCO Tax-Free Money Fund interprets restriction (8), above, as permitting the Fund to own securities guaranteed by a single entity in an amount up to 10% of the value of the Fund's total assets.

      In applying restriction (13) above, the INVESCO Tax-Free Money Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      In applying restriction (14) above, INVESCO Tax-Free Money Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total asets limit.

INVESCO U.S. Government Money Fund

      Under these restrictions, the INVESCO U.S. Government Money
Fund may not:

      (1) other than investments by the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

      (2) invest in the securities of any one issuer, other than the United States Government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

      (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

      (4) invest in companies for the purpose of exercising control or management;

      (5) issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

      (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;

      (7) make short sales of securities or maintain a short position;

      (8) purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (9) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     (10)   purchase or sell commodities or commodity contracts;

     (11) make loans to other persons, except that the Fund may purchase debt obligations consistent with its investment objective and policies;

     (12) purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization; and

     (13) invest in securities for which there are legal or contractual restrictions on resale.

      In applying restriction (1) above, the INVESCO U.S. Government Money Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      The Company has given an undertaking to the State of Missouri that it will limit any Fund investments in securities which are secured by real estate or real estate interests only to those securities which are readily marketable.

      In addition, the Company has given an undertaking to the State of Texas that none of the Funds will invest in real estate limited partnership interests.

THE FUNDS AND THEIR MANAGEMENT

      The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund, respectively, assumed all of the assets and liabilities of Financial Daily Income Shares, Inc. (incorporated in Colorado on October 14, 1975), Financial Tax-Free Money Fund, Inc. (incorporated in Colorado on March 4, 1983) and the Financial U.S. Government Money Fund, a series of Financial Series Trust (organized as a Massachusetts business trust on July 15, 1987) (collectively the "Predecessor Funds"). All financial and other information about the Funds for periods prior to July 1, 1993, relates to such Predecessor Funds.

      The Investment Adviser. INVESCO Funds Group, Inc., ("INVESCO") is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") to provide investment advisory and research services to the Company. INVESCO Trust has the primary responsibility for providing portfolio investment management services to the Funds. INVESCO Trust, a trust company founded in 1969, is a wholly owned subsidiary of INVESCO.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, INVESCO PLC provides investment services around the world.

      INVESCO was acquired by INVESCO PLC in 1982 and, as of May 31, 1995 managed 14 mutual funds, consisting of 38 separate portfolios, on behalf of over 796,000 shareholders. INVESCO PLC's other North American subsidiaries include the following:

      --INVESCO Capital Management, Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital
Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker/dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. (formerly Gardner and Preston Moss, Inc.) of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans, public pension funds, and endowment and foundation accounts.

      The corporate headquarters of INVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Prospectuses, INVESCO and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, INVESCO Trust and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, INVESCO Trust and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, INVESCO Trust and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are adminstered by and subject to exceptions authorized by INVESCO or INVESCO Trust.

      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Company which was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the Predecessor Funds at meetings held on May 24, 1993, the Predecessor Funds, as the initial shareholders of the Company, approved the Agreement on June
24, 1993, for an initial term expiring April 30, 1995. This Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of each of the Funds. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that INVESCO shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by INVESCO are borne by the Funds.

     As full compensation for its advisory services provided to the Company, INVESCO receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily as follows: 0.50% on the first $300 million of each Fund's average net assets; 0.40% on the next $200 million of each Fund's average net assets; and 0.30% on each Fund's average net assets in excess of $500 million.

      Certain states in which the shares of each of the Funds are qualified for sale currently impose limitations on the expenses of each of the Funds. As of the date of this Statement of Additional Information, the most restrictive state-imposed annual expense limitation requires that INVESCO absorb any amount necessary to prevent any Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary charges, such as litigation costs) from exceeding in any fiscal year 2.5% on that Fund's first $30 million of average net assets, 2.0% on the next $70 million of average net assets and 1.5% on the remaining average net assets. No payment of the investment advisory fee will be made to INVESCO which would result in any of the Funds' expenses exceeding on a cumulative annualized basis this state limitation. While total operating expenses (as defined above) for INVESCO Cash Reserves Fund for the fiscal year ended May 31, 1995 and January 31, 1993, did not exceed the above state limitation, INVESCO voluntarily assumed certain expenses for that Fund during those periods. Such absorbed expenses amounted to $714,814 and $50,743, respectively. While total operating expenses of the INVESCO Tax-Free Money Fund for the fiscal years ended May 31, 1995 and 1994, the one-month period ended May 31, 1993 and the fiscal year ended April 30, 1993 did not exceed the above state limitation, INVESCO voluntarily absorbed all expenses for that Fund exceeding 0.75% of average net assets. Such absorbed expenses amounted to $175,773, $176,185, $23,228 and $161,426, respectively, in those periods. While total operating expenses of the INVESCO U.S. Government Money Fund for the fiscal years ended May 31, 1995 and 1994, the five-month period ended May 31, 1993 and the fiscal year ended December 31, 1992 did not exceed the above state expense limitation, INVESCO voluntarily assumed certain expenses of that Fund during those periods. Such absorbed expenses amounted to $234,127, $132,880, $55,163 and $83,768, respectively, in those periods.

      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to all of the Funds pursuant to a sub-advisory agreement (the "Sub-Agreement") with INVESCO which was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, or INVESCO Trust at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the Predecessor Funds at meetings held on May 24, 1993, the Predecessor Funds, as the initial shareholders of the Company, approved the Sub-Agreement on June 24, 1993, for an initial term expiring April 30, 1995. The Sub-Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of each of the Funds. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty
(60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of INVESCO, shall manage the investment portfolio of each Fund in conformity with each Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933 (the "1933 Act"), as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of each Fund should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to each Fund's portfolio securities, shall be exercised.

      The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee at the annual rate of 0.15% of each Fund's average net assets. The Sub-Advisory fee is paid by INVESCO, NOT the Funds.

     Administrative Services Agreement. INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement"). The Administrative Agreement was
 approved on April 21, 1993, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring April 30, 1994 and has been renewed through April 30, 1996. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Company pursuant to a Transfer Agency Agreement which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on April 21, 1993, for an initial term expiring April 30, 1994. The Transfer Agency Agreement has been continued by action of the board of directors until April 30, 1996, and thereafter may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each of the Funds. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $21.00 per shareholder account or omnibus account participant. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time during each month.

      Set forth below are tables showing the advisory fees, administrative services fees and transfer agency fees paid by each of the Funds for the periods indicated:





                          INVESCO Cash Reserves Fund

                   Fiscal Year Ended        Fiscal Year Ended     Four-Month Period      Fiscal Year Ended
                   May 31, 1995(1)          May 31, 1994          Ended May 31, 1993     January 31, 1993(1)

Advisory Fee              $2,931,431               $2,459,276               $762,728              $2,679,994

Administrative
Services Fee                 116,614                   93,317                 28,357                 103,991

Transfer Agency Fee        2,333,326                1,354,873                457,044               1,521,829
--------------

(1)   Does not reflect  certain  expenses  incurred during the fiscal year ended
      May 31, 1995 and the one-month period ended January 31, 1993 voluntarily absorbed by INVESCO of $714,814 and $50,743, respectively.

                         INVESCO Tax-Free Money Fund

                   Fiscal Year Ended        Fiscal Year Ended     One-Month Period       Fiscal Year Ended
                   May 31, 1995             May 31, 1994          Ended May 31, 1993     April 30, 1993

Advisory Fee(1)             $359,656                 $345,263                $26,660                $301,663

Administrative
Services Fee                  20,789                   20,358                  1,633                  19,031

Transfer Agency Fee          203,616                  138,019                 11,583                 133,517
--------------

(1) The advisory fees for the fiscal years ended May 31, 1995 and 1994, the one-month period ended May 31, 1993, and the fiscal year ended April 30, 1993 do not reflect voluntarily absorbed expenses by INVESCO and INVESCO
      Trust of $175,773, $176,185, $23,228, and $161,426, respectively.


                      INVESCO U.S. Government Money Fund

                   Fiscal Year Ended        Fiscal Year Ended           Period Ended       Fiscal Year Ended
                   May 31, 1995             May 31, 1994                May 31, 1993       December 31, 1992

Advisory Fee(1)             $338,959                 $265,577                $65,325                $125,360

Administrative
Services Fee                  20,169                   17,967                  6,127                  13,761

Transfer Agency Fee          273,251                  128,213                 34,511                  58,162

(1) The advisory fees for the fiscal years ended May 31, 1995 and 1994, the five month- period ended May 31, 1993, and the fiscal year ended December
      31, 1992 do not reflect voluntarily absorbed expenses by INVESCO of $234,127, $132,880, $55,163, and $83,768, respectively.


      Officers and Directors of the Fund. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf the Company. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. In addition, all of the directors of the Company are also trustees of INVESCO Value Trust. In addition, all of the directors of the Fund, with the exception of Messrs. Hesser and Sim, also are trustees of INVESCO Treasurer's Series Trust and directors of The EBI Funds, Inc. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

      CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of INVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of The EBI Funds, Inc., INVESCO Treasurer's Series Trust, and The Global Heath
Sciences Fund.    Address:  1315 Peachtree Street, NE, Atlanta,
Georgia. Born: May 11, 1935.

      FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of The EBI Funds, Inc. and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of NN Financial, Toronto, Ontario, Canada; Director and Chairman of the Executive Committee of ING America Life, Life Insurance Co. of Georgia and Southland Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President and Director. Chairman of the Board, President and Chief Executive Officer of INVESCO Funds Group, Inc.; Director of INVESCO Trust Company. Trustee of The Global Health Sciences Fund. Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Mills Bee Lane Professor of Banking and Finance and Chairman of the Department of Finance at Georgia State University, Atlanta, Georgia, since 1968; since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of The Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: Department of Finance, Georgia State University, University Plaza, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     FRANK M. BISHOP,* Director. President and Chief Operating Officer of INVESCO Inc. since February, 1993; Director of INVESCO Funds Group, Inc. since March 1993; Director (since February 1993), Vice President (since December
1991),  and  Portfolio   Manager  (since  February  1987),  of  INVESCO  Capital
Management, Inc. (and predecessor firms) Atlanta, Georgia. Address: 1315 Peachtree Street, N.E., Atlanta, Georgia. Born: July 25, 1930.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.

     A. D. FRAZIER, JR., ** Director. Chief Operating Officer of the Atlanta Committee for the Olympic Games. From 1982 to 1991, Mr. Frazier was employed in various capacities by First Chicago Bank, most recently as Executive Vice President of the North American Banking Group. Trustee of The Global Health Sciences Fund. Address: 250 Williams Street, Suite 6000, Atlanta, Georgia 30301.
Born: June 29, 1944.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Trust.
Address:  Seven  Piedmont  Center,  Suite 100,  Atlanta,  Georgia  30305.  Born:
September 14, 1930.

     R. DALTON SIM*, Director. Chairman of the Board (since March 1993) and President (since January 1991) of INVESCO Trust Company; Director since June 1987 and, formerly, Executive Vice President and Chief Investment Officer (June 1987 to January 1991) of INVESCO Funds Group, Inc.; President (since 1994) and Trustee (since 1991) of The Global Health Sciences Fund. Born: July 18, 1939.

     GLEN A. PAYNE, Secretary. Senior Vice President, General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company; Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

      *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

      **Member of the management liaison committee of the Company.

      As of September 13, 1995, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares, less than 1% of the INVESCO Cash Reserve Fund's and INVESCO U.S. Government Money Fund's outstanding shares and 733,592.37 shares, or 1.28%, of the INVESCO Tax-Free Money Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended May 31, 1995: the compensation paid by the Fund to its eight independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Funds), The EBI Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health
Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1994. As of December 31, 1994, there were 45 funds in the INVESCO Complex.

                                                                       Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                         Company1      Expenses2    Retirement3     Directors1

Fred A.Deering,            $6,540         $2,655        $ 1,475        $89,350
Vice Chairman of
  the Board

Victor L. Andrews           5,548          2,509          1,708         68,000

Bob R. Baker                6,195          2,240          2,288         75,350

Lawrence H. Budner          5,548          2,509          1,708         68,000

Daniel D. Chabris           6,006          2,863          1,214         73,350

A. D. Frazier, Jr.4         1,238              0              0         32,500

Kenneth T. King             5,901          2,757          1,338         71,000

John W. McIntyre4           1,238              0              0         33,000

Total                     $38,214        $15,533         $9,731       $510,550

% of Net Assets          0.0050%5       0.0020%5                      0.0052%6

      1The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      2Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

      3These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4Messrs. Frazier and McIntyre began serving as directors of the Fund on April 19, 1995.

     5Totals as a percentage of the Company's net assets as of May 31, 1995.

     6Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1994.

      Messrs. Bishop, Brady, Hesser, and Sim, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by INVESCO, The EBI Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 25% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, EBI and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The Company has an audit committee comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      The Funds' shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form and of federal funds by the Funds' custodian. The net asset value per share for each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but also may be computed at other times. See "How Shares Are Valued." INVESCO acts as the Funds' Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of each of the Fund's shares on a no-load basis.

HOW SHARES ARE VALUED

      As described in the section of each Fund's Prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the portfolio securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed such as federal holidays, including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets, less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund.

      The value of securities held by each Fund are determined pursuant to the amortized cost method of valuation. Amortized cost involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates upon the market value of the security. This valuation method may result in periods during which the value of a security as determined by amortized cost may be higher or lower than the price a Fund would receive if it sold that security. During such periods, a Fund's yield may differ somewhat from the yield that would have been obtained if securities were valued on the basis of their market prices. For example, if use of amortized cost resulted in a lower (or higher) aggregate portfolio value on a particular day than would result from the use of a valuation method using market prices, a prospective investor in the Fund would be able to obtain a somewhat higher (or lower) yield than would otherwise be the case, and existing shareholders would receive less (or more) investment income. Amortized cost valuation is utilized by each Fund to attempt to maintain a constant net asset value per share of $1.00.

      Each Fund uses amortized cost valuation pursuant to a rule issued by the Securities and Exchange Commission under the 1940 Act. That rule requires each Fund to adhere to various procedures under which the board of directors: (a) is obligated, as a particular responsibility within the overall duty of care owed to shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) must review periodically, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share using amortized cost valuation and net asset value per share based upon the market prices of portfolio securities; (c) is required to consider what steps, if any, should be taken in the event of a difference of more than 1/2 of 1% between the two valuation methods; and (d) must take such steps as it considers appropriate (such as shortening the Fund's average portfolio maturity, realizing gains or losses, or reducing the Fund's daily dividends) to minimize any material dilution or other unfair results which might otherwise arise. If necessary to avoid such dilution or other unfair results, the board of directors may determine to value a Fund's securities at market prices instead of using amortized cost, in which case that Fund's net asset value per share may deviate from $1.00.

      With  respect  to  the  INVESCO  Tax-Free  Money  Fund,  for  purposes  of monitoring the relationship between the net asset value per share using amortized cost and net asset value per share based upon the market value of its portfolio securities, the Fund may determine the market values of municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in municipal obligations, quotations  from  dealers in  municipal  obligations,  market  transactions  in comparable securities and various relationships between securities in determining values. The Company's directors have approved the use of these pricing procedures and will evaluate their appropriateness periodically. Under these procedures, where reliable market quotations are readily available for an issue of municipal securities held by the Fund, such securities are valued at the bid price on the basis of such quotations. Securities which are not tax-exempt and for which market quotations are readily available are valued on a consistent basis at market value based upon such quotations; any securities for which market quotations are not readily available and other assets would be valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Company's directors.

      The rule also requires each Fund to limit its investments to instruments which the board of directors determines present minimal credit risks and which are of high quality. With respect to INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund, high quality securities consist of those rated by at least two NRSROs, or one NRSRO if such instruments are only rated by one NRSRO, in one of the two highest short-term rating categories or, in the case of any instrument that is not rated, are determined, in an analysis similar to that performed by an NRSRO in rating similar securities and issues, to be of comparable quality to a security rated in one of the two highest rating categories by an NRSRO. (For a description of the relevant rating categories applicable to these Funds, see "Appendix A" to this Statement of Additional Information.) These Funds also are prohibited from investing more than 5% of their assets in securities which are not rated in the highest short-term rating categories of the requisite number of NRSROs or in unrated securities determined to be of comparable quality to securities rated in the highest rating category by the NRSROs, and will not invest in the securities of a single issuer rated in a category other than the highest rating category to an extent greater than 1% of the Fund's assets or $1 million, whichever is greater. With respect to INVESCO U.S. Government Money Fund, high quality securities consist of those determined to be of high quality by any major rating service or, in the case of any instrument that is not rated, of comparable quality as determined by the Company's board of directors.

      In addition, each of the Funds is required to maintain a dollar-weighted average portfolio maturity (not exceeding 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share, and may not purchase any instrument having a remaining maturity of more than 13 months.

FUND PERFORMANCE

      As discussed in each Fund's Prospectus, the Company advertises the yield, current yield and total return performance of the Funds.

 These yield quotations are based on each Fund's investment results during the latest seven days, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The
Funds also may quote an "effective yield," computed by compounding the unannualized base period return by adding one to that figure, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. At May 31, 1995, the INVESCO Cash Reserve Fund's current and effective yields were 5.36% and 5.50%, respectively; the INVESCO Tax-Free Money Fund's current and effective yields were 3.60% and 3.67%, respectively; and the INVESCO U.S. Government Money Fund's current and effective yields were 5.29% and 5.43%, respectively.

      Current yield and effective yield will fluctuate from day to day and are not necessarily representative of future results. A shareholder should remember that yield is a function of the kind and quality of the instruments in a Fund's portfolio, portfolio maturity and operating expenses. A number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in a Fund is not insured and its yield is not guaranteed.

      With respect to INVESCO Tax-Free Money Fund, any tax equivalent yield quotation of the Fund shall be calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by one minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by one minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

      Average annual total return performance for each of the Funds for the indicated periods ended May 31, 1995 was as follows:

                              1           5           10
Fund                          Year        Years       Years

Cash Reserves Fund            4.76        4.31        5.74
Tax-Free Money Fund           2.86        2.97        3.92
U.S. Gov't Money Fund         4.66        (1)         ------

(1) The INVESCO U.S. Government Money Fund did not commence operations until April 26, 1991. The total return of INVESCO U.S. Government Money Fund for the 49-month period from April 26, 1991 (date of inception) through May 31, 1995, was 3.51%.

      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)n = ERV

where:      P = initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

      In conjunction with performance reports, comparative data between any of the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst

      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      The Wall Street Journal
      Wiesenberger Investment Companies Service
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS

      Periodic Withdrawal Plan. As described in the section of each Fund's Prospectus entitled "Services Provided by the Fund," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in that Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by directing a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Privilege. As discussed in the section of each Fund's Prospectus entitled "Services Provided By the Fund," the Funds offer shareholders the privilege of exchanging shares of the Funds for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of the Prospectus entitled "Services Provided By the Fund," shares of the INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS AND TAXES

      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each of the Funds so qualified in the fiscal year ended May 31, 1995 and intends to continue to qualify during their current fiscal year. As a result, it is anticipated that the Funds will pay no federal income taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      With respect to INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund, all dividends are regarded as taxable to the investor, whether or not such dividends are reinvested in additional shares. Dividends paid by these Funds from net investment income are for federal income tax purposes taxable as ordinary income to shareholders. The Funds' investment objectives and policies, including their policy of maintaining a constant net asset value of $1.00, make it unlikely that any future capital gains will be realized.

      Dividends from INVESCO Cash Reserves Fund also generally will be subject to applicable state and local taxes. A portion of any dividend distributions from INVESCO U.S. Government Money Fund may be subject to applicable state and local taxes.

      As discussed in INVESCO Tax-Free Money Fund's Prospectus, that Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will so qualify if at least 50% of its total assets are invested in municipal securities at the close of each quarter of that Fund's fiscal year. The exempt interest portion of the income dividend which is payable monthly may be based on the ratio of that Fund's tax-exempt income to taxable income for the entire fiscal year. In such a case, the ratio would be determined and reported to shareholders after the close of each fiscal year of the Fund. Thus, the tax-exempt portion of any particular dividend may be based upon the tax-exempt portion of all distributions for the year, rather than upon the tax-exempt portion of that particular dividend. Exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally will be subject to such state and local taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of such exempt-interest dividends, other dividends and distributions of capital gains. In addition, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible for federal income tax purposes. Shareholders of the INVESCO Tax-Free Money Fund are advised to consult their own tax advisers with respect to these matters.

      As discussed in INVESCO Tax-Free Money Fund's Prospectus, certain corporations which are subject to the alternative minimum tax may have to include exempt-interest dividends in calculating their alternative taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. In addition, to the extent that the Fund invests in certain "private activity bonds" issued after August 7, 1986, a portion of exempt-interest dividends attributable to such bonds would be an item of tax preference to shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. As a general practice, each Fund intends to hold securities purchased until maturity. Where management deems it advisable in light of prevailing market or business conditions, however, the Funds may dispose of securities prior to maturity and reinvest on the basis of yield disparities. There is no assurance that the judgment upon which such a technique is premised will be accurate or that such technique when employed will be effective. Due to the short maturities of securities purchased and the intention to invest and reinvest on the basis of yield disparities, each Fund is expected to have a high portfolio turnover. This should not affect income or net asset value, since brokerage commissions are not normally charged on the purchase and sale of securities of the kind in which the Funds may invest. Such transactions may, however, involve transaction costs in the form of spreads between bid and asked prices.

      Placement of Portfolio Brokerage. Either INVESCO, as the Company's investment adviser, or INVESCO Trust, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or INVESCO Trust's evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. INVESCO or INVESCO Trust evaluates the overall reasonableness of any brokerage commissions paid by reviewing the quality of executions obtained on each Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold and general economic and market conditions. In seeking to ensure that any commissions charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO or INVESCO Trust also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or INVESCO Trust seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission, spread, or discount available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by INVESCO or INVESCO Trust in servicing all of their respective accounts and not all such services may be used by INVESCO or INVESCO Trust in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker/dealers who recommend the Funds to their clients, or who act as agent in the purchase of any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker/dealers.

     No brokerage commissions on purchases and sales of portfolio securities were incurred for the fiscal years ended May 31, 1995 and 1994, the four-month period ended May 31, 1993 or the fiscal year ended January 31, 1993 for INVESCO Cash Reserves Fund. No brokerage commissions on purchases and sales of portfolio securities were incurred for the fiscal years ended May 31, 1995 and 1994, the one-month period ended May 31, 1993 and the fiscal year ended April 30, 1993 for INVESCO Tax-Free Money Fund. No brokerage commissions on purchases and sales of portfolio securities were incurred for the fiscal years ended May 31, 1995 and 1994, the five-month period ended May 31, 1993, and the fiscal year ended December 31, 1992, for INVESCO U.S. Government Money Fund.

      At May 31, 1995, the Funds held securities of their regular brokers or dealers, or their parents, as follows:

                                                         Value of Securities
Broker or Dealer                                         at 5/31/95

INVESCO Cash Reserves Fund

American Express Credit Corporation                   $23,000,000
Ford Motor Credit Company                             $32,000,000
Merrill Lynch and Company Incorporated                $31,652,278
Goldman Sachs Group Loan participation                $29,634,317

Tax-Free Money Fund

Associates Corporation of North America               $1,000,000

INVESCO U.S. Government Money Fund

State Street Bank And Trust Of North America          $20,885,000

      Neither INVESCO nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between INVESCO, INVESCO Trust, or any person affiliated with INVESCO, INVESCO Trust, or the Funds, and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION

      Common Stock. The Company has 10,000,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 5,000,000,000 shares have been allocated to INVESCO Cash Reserves Fund and 1,000,000,000 shares have been allocated to each of INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund. As of May 31, 1995, 664,340,773 shares of the Cash Reserves Fund, 58,779,634 shares of the Tax-Free Money Fund and 60,842,988 shares of the U.S. Government Money Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board to be fair and equitable. Generally, such allocation will be based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

      All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Company's Articles of Incorporation, or at their discretion.

      Principal Shareholders. As of August 31, 1995, the following entities held more than 5% of the Funds' outstanding securities:

                                    Amount and Nature             Percent
Name and Address                    of Ownership                  of Class

INVESCO Cash Reserves Fund

None

INVESCO Tax-Free Money Fund

None

INVESCO U.S. Government Money Fund

Carn & Co. #02085001                15,679,415,240                20.503
IVAC Employee Savings Plan          Record and Beneficial
DTD
Attn: Mutual Funds Dept.
P.O. Box 96211
Washington, D.C. 20090

      Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement.

      Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described in "The Funds and Their Management." Such services include the issuance, cancellation and transfer of shares of each of the Funds and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on May 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

      Financial Statements. The Funds' audited financial statements and the notes thereto for the fiscal year ended May 31, 1995 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1995.

     Prospectuses. The Company will furnish, without charge, a copy of the applicable Prospectus for each of its Funds, upon request. There is a separate Prospectus available for each Fund. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS.

      INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund are required to limit their investments to instruments which the board of directors determines present minimal credit risks and which are rated by at least two nationally recognized securities rating organizations ("NRSROs"), or one NRSRO if such instruments are only rated by one NRSRO, in one of the two highest rating categories (or in comparable unrated securities). The highest rating categories for Standard & Poor's Rating Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are AAA and Aaa, respectively; the second highest rating categories provided by S&P and Moody's are AA and Aa, respectively.

      Bond Ratings. Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of the protective elements may be greater, or there may be other elements present which make the long-term risks appear somewhat larger than Aaa rated securities.

      Bonds rated AAA by S&P are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market-wise, they move with interest rates and hence provide the maximum safety on all counts. Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      Moody's Ratings of Municipal Notes. MIG-1: the best quality. MIG-2: high quality, with ample margins of protection, although not as large as in the preceding group.

      Commercial Paper Ratings. S&P's quality ratings of the issuer are graded into six classifications, ranging from A-1 for the highest quality designation down to A-2, A-3, B, C and D for the lowest.

      The requirements a company must meet to qualify for an A rating are as follows: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

      Moody's rates commercial paper pursuant to the following graded rating classification system in order to suggest a more precise delineation of the relative risks involved in different issues: Prime-1; Prime-2; Prime-3; and Not rated. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.